EQ Advisors TrustSM

EQ/AllianceBernstein Small Cap Growth Portfolio – Class IA and IB Shares

Summary Prospectus dated May 1, 2010

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2010, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Investment Objective: Seeks to achieve long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AllianceBernstein Small Cap Growth Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.90%	1.15%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$92	$287	$498	$1,108
Class IB Shares	$117	$365	$633	$1,398

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 64% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small capitalization companies. Small capitalization companies mean those companies with market capitalizations within the range of the Russell 2000 Index at the time of purchase (market capitalization range of approximately $20.34 million to $5.52 billion as of December 31, 2009).

The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies. The Adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

The Portfolio generally engages in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio.

Performance may be affected by one or more of the following risks, which are described in detail in the section of the Portfolio’s Prospectus “More Information on Strategies, Risks and Benchmarks:”

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Investment Style Risk: An Adviser may use a particular style or set of styles — in this case “growth” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. Growth stocks may be more sensitive

EQASCG 1

to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Liquidity Risk: The risk that certain investments may be difficult or impossible for the Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Small-Cap Company Risk: A Portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of small-cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Small-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Special Situations Risk: A Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, consolidations, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, restructuring or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case a Portfolio would lose money. It is also possible that an Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case a Portfolio may not realize any premium on its investment and could lose money if the value of the securities declines during the Portfolio’s holding period.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2009 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results. In 2009, the Portfolio changed its benchmark. The manager believes that the Russell 2000 Growth Index reflects more closely the securities and sectors in which the Portfolio invests.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
21.49% (2000 1st Quarter)	–28.78% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
EQ/AllianceBernstein Small Cap Growth Portfolio – Class IA Shares	36.00%	1.51%	1.91%
EQ/AllianceBernstein Small Cap Growth Portfolio – Class IB Shares	35.64%	1.26%	1.65%
Russell 2000 Growth Index	34.47%	0.87%	–1.37%
Russell 2500 Growth Index	41.66%	2.00%	–0.18%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable”).

AXA Equitable is responsible for overseeing the Adviser listed below, which is responsible for the day-to-day management of the Portfolio’s assets. AXA Equitable has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, AXA Equitable may not enter into an advisory agreement with an “affiliated person” of AXA Equitable, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders.

EQASCG 2

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Bruce Aronow	Senior Vice President, Portfolio Manager/Research Analyst of AllianceBernstein	May 2000
Samantha Lau	Senior Vice President, Portfolio Analyst/Manager of AllianceBernstein	April 2005
Kumar Kirpalani	Senior Vice President, Portfolio Analyst/Manager of AllianceBernstein	April 2005
Wen-TseTeng	Vice President and Portfolio Analyst/Manager of AllianceBernstein	May 2006
Joshua Lisser	Chief Investment Officer-Structured Equities of AllianceBernstein	December 2008

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan (“AXA Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors. Accordingly, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investments. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

EQASCG 3